EXECUTION  COPY


           FIFTH AMENDMENT AND WAIVER, dated as of February 8, 2000 (this "Amendment and Waiver") to the Credit Agreement, dated as of January 28, 1998, (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among RELIANT BUILDING PRODUCTS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), CHASE SECURITIES INC., as advisor and arranger (in such capacity, the "Arranger"), CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as documentation agent (in such capacity, the "Documentation Agent"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H :


          WHEREAS, the Borrower and Lenders are parties to the Credit Agreement; and

          WHEREAS, the Borrower requests that the Lenders waive compliance with certain financial covenants contained in the Credit Agreement; and

          WHEREAS, the Borrower has requested that the Lenders consent to amendment of certain financial covenant levels contained in the Credit Agreement; and

          WHEREAS, the Borrower has requested that the Lenders amend certain other provisions contained in the Credit Agreement; and

          WHEREAS, the Lenders are willing to agree to the requested amendments and waivers, but only upon the terms and conditions contained herein;

          NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.

     II.        Waivers  to  the  Credit  Agreement

          1. Section 2.15 (Interest Rates and Payment Dates). The Lenders hereby waive, through the earlier of (i) March 20, 2000 and (ii) the Fifth Amendment Effective Date (as defined below) only, any Default or Event of Default occurring solely due to the nonpayment of interest due with respect to the Loans in accordance with the terms of the Credit Agreement; provided, however, that such waiver shall only be effective for so long as no interest is paid on or after the date hereof by the Borrower in respect of the Senior Subordinated Notes.

          2. Section 7.1(a) (Consolidated Leverage Ratio). The Lenders hereby waive, for the period from February 15, 2000 to and including the Waiver
Termination Date (as defined below) only, any Default or Event of Default occurring solely because the Borrower exceeds the maximum Consolidated Leverage Ratio as at the end of the second fiscal quarter of Fiscal Year 2000 and thereafter (including as at the end of the third fiscal quarter of Fiscal Year 2000 and thereafter) to and including the Waiver Termination Date; provided, however, that such waiver shall only be effective for so long as no interest is paid on or after the date hereof by the Borrower in respect of the Senior Subordinated Notes.

          3. Section 7.1(b) (Consolidated Interest Coverage Ratio). The Lenders hereby waive, for the period from February 15, 2000 to and including the Waiver Termination Date (as defined below) only, any Default or Event of Default occurring solely because the Borrower does not meet the minimum Consolidated Interest Coverage Ratio for the period of four consecutive fiscal quarters ended with the second fiscal quarter of Fiscal Year 2000 and for the period of four consecutive fiscal quarters ended with the third fiscal quarter of Fiscal Year 2000; provided, however, that such waiver shall only be effective for so long as no interest is paid on or after the date hereof by the Borrower in respect of the Senior Subordinated Notes.

          4. Section 7.1(c) (Maintenance of Minimum EBITDA). The Lenders hereby waive, for the period from February 15, 2000 to and including the Waiver Termination Date (as defined below) only, any Default or Event of Default occurring solely because the Borrower does not meet the minimum Consolidated EBITDA for the period of four consecutive fiscal quarters ended with the second fiscal quarter of Fiscal Year 2000 and for the period of four consecutive fiscal quarters ended with the third fiscal quarter of Fiscal Year 2000; provided, however, that such waiver shall only be effective for so long as no interest is paid on or after the date hereof by the Borrower in respect of the Senior Subordinated Notes.

          5. Nonpayment of Interest on Senior Subordinated Notes. The Lenders hereby waive, for the period from February 15, 2000 to and including the Waiver Termination Date only, any Default or Event of Default occurring solely due to the nonpayment of interest by the Borrower with respect to the Senior Subordinated Notes.

          6.    "Waiver  Termination  Date"  means  March  31,  2000.

     III.          Amendments  to  the  Credit  Agreement

          1. Amendment of Section 1.1 (Definitions). Section 1.1 is hereby amended as follows:
          (a) by amending and restating the following definitions appearing therein to read in their respective entireties as follows:

     "'Borrowing  Base':    at  any  date,  the  amount  of the then most recent
computation of the Borrowing Base, determined by calculating the amount equal to:

     (a)    85%  of  the  Net  Amount  of  Eligible  Receivables  at  such date;

     plus

(b) 50% of the amount of Eligible Inventory at said date, calculated at the lower of cost (determined on a FIFO basis) or market less the Slow Moving Reserve then in effect; provided that in no event shall the portion of the Borrowing Base attributable to Eligible Inventory exceed 50% of the Borrowing Base;

     plus

(c) until the restructuring of the Senior Subordinated Notes contemplated by the Fifth Amendment and Waiver, dated as of February 8, 2000, to this Agreement is completed, the amount determined by the Administrative Agent from time to time equal to the value of the collateral on deposit in the Cash Collateral Account maintained under the Cash Collateral Agreement dated as of January 3, 2000 by Keystone, Inc. in favor of the Administrative Agent, provided that such amount shall not be greater than $2,000,000 or such larger amount as may be acceptable to the Administrative Agent.

The Borrowing Base will be computed hereunder on a monthly basis (based on all information reasonably available to the Administrative Agent, including without limitation, the periodic reports and listings delivered to the Administrative Agent in accordance with Section 6.2(c)), and a monthly Borrowing Base Certificate from a Responsible Officer of the Borrower presenting the Borrower's computation of the Borrowing Base will be periodically delivered to the Administrative Agent in accordance with Section 6.2(d)."

     "'Consolidated EBITDA': for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) to the extent deducted in determining such Consolidated Net Income, expenses relating to payments pursuant to the George Group Consulting Agreements, not to exceed $3,500,000, in any fiscal year of the Borrower, (f) to the extent deducted in determining such Consolidated Net Income, cash expenses relating to the planned closure and consolidation referred to in the Confidential Information Memorandum of certain facilities of the Borrower, not to exceed $3,500,000 in the aggregate, (g) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business), (h) any other non-cash charges, (i) any charge or expense incurred in connection with the acquisition or start-up of any sales program at any Lowe's store or group of Lowe's stores,( including, without limitation, the purchase of remaining inventory of other manufacturers), not to exceed $6,000,000 in the aggregate, (j) in the case of any period which includes the second, third or fourth fiscal quarter of Fiscal Year 2000 up to $2,900,000 in product development costs written off in such fiscal quarters in respect of product development undertaken prior thereto, (k) in the case of any period which includes the third or fourth fiscal quarter of Fiscal Year 2000, the costs incurred in connection with the Second Amendment and Waiver to this Agreement and the transactions contemplated thereby, including costs incurred in connection with the restructuring of Indebtedness contemplated thereby and (l) any expenses incurred on or after April 4, 1998 for year 2000 remediation programs and implementation of management information system proposals made by
J. D. Edwards, not to exceed $4,000,000 in the aggregate, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis."

     "'Consolidated Interest Expense': for any period, total interest expense (including that attributable to Capital Lease Obligations) of the Borrower and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Protection Agreements to the extent such net costs are allocable to such period in accordance with GAAP) but excluding (a) amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans) and (b) any such interest expense in respect of the Senior Subordinated Notes that may be payable and is paid by the issuance of additional Senior Subordinated Notes."

          (b) by adding thereto the following definition in the appropriate alphabetical order:

     "'Fifth Amendment Effective Date': as defined in the Fifth Amendment and Waiver to this Agreement."

          2. Amendment of Section 2.3(a) (Repayment of Terms Loans). Section 2.3(a) of the Credit Agreement is hereby amended by deleting the table in such Section and substituting in lieu thereof the following table:

                         Installment     Principal Amount
                     June  30,  1999         $666,667
                September  30,  1999          666,667
                 December  31,  1999          666,666
                    March  31,  2000          0
                     June  30,  2000          0
                September  30,  2000          0
                 December  31,  2000          0
                    March  31,  2001          0
                     June  30,  2001          0
                September  30,  2001          2,500,000
                 December  31,  2001          2,500,000
                    March  31,  2002          2,500,000
                     June  30,  2002          3,500,000
                September  30,  2002          3,500,000
                 December  31,  2002          3,500,000
                    March  31,  2003          3,500,000
                     June  30,  2003          3,500,000
                September  30,  2003          3,500,000
                 December  31,  2003          9,500,000

          3. Amendment of Section 2.11 (Optional Prepayments). Section 2.11 of the Credit Agreement is hereby amended as follows:

          (a)  by  inserting  "(a)"  at  the  beginning  of  such  Section;
          (b)  by  inserting the parenthetical "(except as provided in paragraph
(b) of this Section 2.11)" after the phrase "without premium or penalty" in the first sentence of such Section; and

          (c)  by  adding  thereto  a  new  paragraph  (b)  to  read as follows:

     "(b) If at any time during any period set forth below the Term Loans shall be paid or prepaid and the Revolving Credit Commitments optionally or mandatorily terminated and the Revolving Extensions of Credit paid or prepaid or otherwise discharged, the Borrower shall pay to each Lender a prepayment premium equal to the percentage set forth below opposite such period of the sum of the aggregate principal amount of the Term Loans of such Lender and the Revolving Credit Commitment of such Lender in each case as in effect on the Fifth Amendment Effective Date:

                              Period                    Percentage
                4th  Quarter  Fiscal  Year  2000-          1.0%
                4th  Quarter  Fiscal  Year  2002
                1st  Quarter  Fiscal  Year  2003-          1.5%
                4th  Quarter  Fiscal  Year  2003
                1st  Quarter  Fiscal  Year  2004-          2.0%
                4th  Quarter  Fiscal  Year  2004

Any such prepayment premium shall be paid to the Administrative Agent for distribution to such Lender on the date of such payment or prepayment and such termination."

          4.      Amendment  of  Section  5.2  (Representations and Warranties).
Section 5.2 of the Credit Agreement is hereby amended by deleting paragraph (a) of such Section in its entirety and substituting in lieu thereof the following:

     "(a) Representations and Warranties. Except as disclosed to the Lenders in the information memorandum dated January 10, 2000 and subsequent information delivered to the Lenders in connection with the January 27, 2000 conference call, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct on and as of such date as if made on and as of such date (and, in the case of such initial extension of credit, after giving effect to the Acquisition and the financing thereof pursuant hereto)."

          5.     Amendment of Section 6.1 (Financial Statements).    Section 6.1
of  the  Credit  Agreement  is  hereby  amended  as  follows:

          (a) by deleting the word "and" appearing at the end of paragraph (b) of such Section;

          (b) by deleting paragraph (c) of such Section in its entirety and substituting in lieu thereof the following:

     "(c) as soon as available, but in any event not later than 30 days after the end of each month occurring during each fiscal year of the Borrower (other than the third, sixth, ninth and twelfth such month), the unaudited consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form (i) the figures for the previous year and (ii) the figures for such period contained in the projections provided by the Borrower pursuant to paragraph (d) of this Section 6.1, in each case certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments). In addition, the Borrower agrees that it shall, as soon as practicable, but in any event not less than 5 days after the delivery of the financial statements pursuant to this paragraph, participate in a telephone call with the Administrative Agent in order to discuss such financial statements and such other matters regarding the Borrower's business as the Administrative Agent shall reasonably request; and"; and

          (c) by inserting the following new paragraph (d) at the end of such Section to read as follows:

     "(d) as soon as available, but in any event not later than 30 days after the end of each fiscal year of the Borrower, for each month of the next succeeding fiscal year of the Borrower, a copy of the projected consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such month and the related projected consolidated statements of income and of cash flows for such month."

          6.      Amendment  of  Section  7.1(a)  (Consolidated Leverage Ratio).
Section  7.1(a)  of  the  Credit  Agreement  is  hereby amended by deleting such
Section  in  its  entirety  and  substituting  in  lieu  thereof  the following:

               "(a)  Intentionally  Omitted."
          7. Amendment of Section 7.1(b) (Consolidated Interest Coverage Ratio). Section 7.1(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

          "(b) Consolidated Interest Coverage Ratio. Permit Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending during any period set forth below to be less than the ratio set forth below opposite such period:

                                                Consolidated Interest
                           Period                   Coverage Ratio
             3rd Quarter Fiscal Year 2000-            .45:1.0
             2nd Quarter Fiscal Year 2001
             3rd Quarter Fiscal Year 2001-           1.40:1.0
             4th Quarter Fiscal Year 2001
             1st Quarter Fiscal Year 2002-           1.60:1.0
             2nd Quarter Fiscal Year 2002
             3rd Quarter Fiscal Year 2002-           1.80:1.0
             4th Quarter Fiscal Year 2002
             1st Quarter Fiscal Year 2003-           2.00:1.0
             Each Fiscal Quarter Thereafter

          8.    Amendment  of  Section  7.1(c)  (Maintenance of Minimum EBITDA).
Section 7.1(c) is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

          "(c) Maintenance of Minimum EBITDA. Permit Consolidated EBITDA for any period of four consecutive fiscal quarters of the Borrower ending during any period set forth below to be less than the amount set forth below opposite such period:

                             Period               Consolidated EBITDA
                  3rd Quarter Fiscal Year 2000-       $5,500,000
                  1st Quarter Fiscal Year 2001
                  2nd Quarter Fiscal Year 2001        $6,500,000
                  3rd Quarter Fiscal Year 2001-       $16,500,000
                  4th Quarter Fiscal Year 2001
                  1st Quarter Fiscal Year 2002-       $20,000,000
                  2nd Quarter Fiscal Year 2002
                  3rd Quarter Fiscal Year 2002-       $22,000,000
                  4th Quarter Fiscal Year 2002
                  1st Quarter Fiscal Year 2003-       $25,000,000
                  4th Quarter Fiscal Year 2003
                  Each Fiscal Quarter Thereafter      $28,000,000

          9.    Amendment  of Section 7.2 (Limitation on Indebtedness).  Section
7.2 of the Credit Agreement is hereby amended by deleting clause (i) of paragraph (g) thereof in its entirety and substituting in lieu thereof the following:

     "(i) Indebtedness of the Borrower in respect of the Senior Subordinated Notes in an aggregate principal amount not to exceed $25,000,000 (including $7,500,000 held by the Control Group) plus the aggregate amount of interest expense in respect of the Senior Subordinated Notes which is paid by the issuance of additional Senior Subordinated Notes through May 1, 2002, in accordance with the terms of the restructuring of the Senior Subordinated Notes contemplated by the Fifth Amendment and Waiver, dated as of February 8, 2000"

          10. Amendment of Section 7.9 (Limitation on Optional Payments and Modifications of Debt Instruments, etc.). Section 7.9 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

     "7.9    Limitation  on  Optional  Payments  and  Modifications  of  Debt
Instruments, etc. (a) Make or offer to make any payment, prepayment, repurchase or redemption of or otherwise defease or segregate funds with respect to the Senior Subordinated Notes or any other Subordinated Indebtedness (other than scheduled interest payments required to be made in cash and other than repurchasings or redemptions in exchange for Capital Stock of Holdings), (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Senior Subordinated Notes or any other Subordinated Indebtedness (other than any such amendment, modification, waiver or other change which (x) (i) would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon and (ii) involves the payment of a consent fee of no greater than $30 per $1000 of principal amount of such Indebtedness or (y) is made in connection with the restructuring thereof contemplated by the Fifth Amendment and Waiver, dated as of February 8, 2000, to this Agreement), (c) designate any Indebtedness as "Designated Senior Indebtedness" for the purposes of the Senior Subordinated
Note Indenture or (d) amend its certificate of incorporation in any manner determined by the Administrative Agent to be adverse to the Lenders without the prior written consent of the Required Lenders."

          11. Amendment of Annex A (Pricing Grid). Annex A is hereby amended by deleting the Pricing Grid contained therein and replacing it with the Pricing Grid attached as Schedule I hereto. Interest and commitment fees accrued prior to the Fifth Amendment Effective Date and payable thereafter shall be payable for such period based on the Pricing Grid in effect prior to the Fifth Amendment Effective Date, and interest and commitment fees accrued thereafter shall be payable based on the Pricing Grid as amended hereby.

     III.          General  Provisions

          1. Representations and Warranties. On and as of the date hereof and after giving effect to this Amendment and Waiver, except as disclosed to the Lenders in the information memorandum dated January 10, 2000 and subsequent information delivered to the Lenders in connection with the January 27, 2000 conference call, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, and to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof and pursuant to this Amendment and Waiver.

          2. Conditions to Effectiveness of Section II of this Amendment and Waiver. The waivers contained in Section II of this Amendment and Waiver shall become effective as of the date on which the following conditions precedent have been satisfied or waived:

          (a) The Administrative Agent shall have received counterparts of this Amendment and Waiver, duly executed and delivered by the Borrower and the requisite Lenders; and

          (b) Keystone, Inc. and each Guarantor under the Guarantee and Collateral Agreement shall have consented to this Amendment and Waiver.

          3. Conditions to Effectiveness of Section III of this Amendment and Waiver. The amendments contained in Section III of this Amendment and Waiver shall become effective as of the date (the "Fifth Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived:

          (a) The Administrative Agent shall have received counterparts of this Amendment and Waiver, duly executed and delivered by the Borrower and the requisite Lenders;

          (b) Keystone, Inc. and each Guarantor under the Guarantee and Collateral Agreement shall have consented to this Amendment and Waiver;

          (c) The Control Group shall have advanced $12,500,000 to the Borrower in the form of either equity or debt that is subordinated to the Obligations, in a manner reasonably satisfactory to the Administrative Agent and the Required Lenders; and

          (d) The Senior Subordinated Notes and Indebtedness of Holdings shall have been restructured upon terms and conditions reasonably satisfactory to the Control Group and substantially as set forth in the attached term sheet.

The Lenders parties hereto agree that no mandatory prepayment shall be required as a result of any of the transactions referred to in paragraphs (c) and (d) of this Section 3.

          4. Continuing Effect; No Other Amendments. (a) Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments and waivers provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment and Waiver).

          (b) The parties hereto acknowledge and agree that to the extent that any provisions of this Amendment and Waiver are inconsistent with the provisions of the Second Amendment and Waiver, dated as of October 1, 1999, to the Credit Agreement, this Amendment and Waiver shall control.

          5. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment and Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          6. Counterparts. This Amendment and Waiver may be executed by one or more of the parties to this Amendment and Waiver on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          7. GOVERNING LAW. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.



                              RELIANT  BUILDING  PRODUCTS,  INC.


                              By: /s/ William K. Snyder
                                  Name: William K. Snyder
                                  Title: CFO Sr. V.P.

                              CHASE  BANK  OF  TEXAS,  NATIONAL
                              ASSOCIATION,  as  Administrative  Agent,
                              Swing  Line  Lender,  Issuing  Lender
                              and  as  a  Lender


                              By: /s/ B.B. Wuthrich
                                  Name: B.B. Wuthrich
                                  Title: Vice President


                              BANKBOSTON,  N.A.


                              By: /s/ Anthony D. Healey
                                  Name: Anthony D. Healey
                                  Title: Vice President



                              BALANCED HIGH YIELD FUND I
                              BY BHF (USA) Capital Corporation acting as
                              Attorney-in-fact


                              By: /s/ Jeffrey Frost
                                  Name: Jeffrey Frost
                                  Title: Vice President

                              By: /s/ Dana L. McDougall
                                 Name: Dana L. McDougall
                                 Title: Vice President



                              PARIBAS

                              By: /s/ Larry Robinson
                                  Name: Larry Robinson
                                  Title: Vice President

                              By: /s/ Scott Clingan
                                  Name: Scott Clingan
                                  Title: Director




                              ING  HIGH  INCOME  PRINCIPAL
                              PRESERVATION FUND HOLDINGS, LDC

                              By: ING  Capital  Advisors,  LLC
                                  as Investment  Advisor

                              By: /s/ Kurt Wegleitner
                                  Name:  Kurt Wegleitner
                                  Title: Vice President


                              NORTHERN  LIFE  INSURANCE
                              COMPANY

                              By:    ING  Capital  Advisors,  LLC
                                     as  Investment  Advisor

                              By: /s/ Kurt Wegleitner
                                  Name: Kurt Wegleitner
                                  Title: Vice President



                              BHF  (USA)  CAPITAL  CORPORATION


                              By: /s/ Jeffrey Frost
                                  Name: Jeffrey Frost
                                  Title: Vice President


                              By: /s/ Dana L. McDougall
                                  Name: Dana L. McDougall
                                  Title: Vice President



                              CIBC,  INC.


                              By: /s/ Ihor Zaluckyj
                                  Name: Ihor Zaluckyj
                                  Title: Executive Director



                              FLEET BUSINESS CREDIT
                              CORPORATION
                              Dba Sanwa Business Credit Corporation

                              By: /s/ J. Cameron Terry
                                  Name: J. Cameron Terry
                                  Title: SVP



                              KEY  CORPORATE  CAPITAL  INC.


                              By: /s/ Alan J. Ronan
                                  Name: Alan J. Ronan
                                  Title: Designated Signer


                              KZH  CYPRESSTREE-1  LLC


                              By: /s/ Peter Chin
                                  Name: Peter Chin
                                  Title: Authorized Agent



                              SENIOR DEBT PORTFOLIO

                              By: Boston Management and Research as
                                  Investment Advisor

                              By: /s/ Payson F. Swaffield
                                  Name: Payson F. Swaffield
                                  Title: Vice President


                              VAN  KAMPEN  CLO  II,  LIMITED
                              By:  VAN  KAMPEN  MANAGEMENT
                                   INC.,  as  Collateral  Manager

                              By: /s/ Darvin D. Pierce
                                  Name: Darvin D. Pierce
                                  Title: Vice President



                              VAN  KAMPEN  PRIME  RATE  INCOME  TRUST

                              By:    Van  Kampen  Investment  Advisory  Corp.


                              By: /s/s Darvin D. Pierce
                                  Name: Darvin D. Pierce
                                  Title: Vice President


                              U.S. BANK NATIONAL ASSOCIATION

                              By: /s/ Richard J. Mikes
                                  Name: Richard J. Mikes
                                  Title: Vice President

                                                                                            Schedule 1 to the
                                                                                   Fifth Amendment and Waiver

                                                                                                      Annex A
                                                 PRICING GRID

Consolidated Leverage           Tranche A           Tranche A          Tranche B    Tranche B      Commit-
Ratio                           Term Loan and       and Revolving      Term Loan    Term Loan      ment  Fee
                               Revolving Credit     Credit Facility    Applicable   Applicable      Rate
                                  Facility          Applicable           Margin    Margin - Bsse
                                  Applicable        Margin - Base      Eurodollar   Rate Loans
                                    Margin -        Rate Loans           Loans
                                Eurodollar Loans
------------------------------  -----------------------------------------------------------------------------
Greater than 7.5                    3.25%              3.25%             3.50%         3.50%        .500%
      To 1
Less than or                        3.00%              3.00%             3.25%         3.25%        .500%
equal to 7.5 to 1
but greater than
  6.5 to 1
Less than or                        2.50%              2.50%             2.75%         2.75%        .500%
equal to 6.5 to 1
but greater than
5.5 to 1
Less than or                        2.25%              2.25%             2.50%         2.50%        .500%
equal to 5.5 to 1
but greater than
 4.5 to 1
Less than or                        2.00%              2.00%             2.25%         2.25%        .500%
equal to 4.5 to 1
but greater than
 4.0 to 1
Less than or                        1.75%              1.75%             2.00%         2.00%        .375%
equal to 4.0 to 1
but greater than
 3.5 to 1
Less than or                        1.50%              1.50%             2.00%         2.00%        .375%
equal to 3.5 to 1
but greater than
 3.0 to 1
Less than or                        1.25%              1.25%             2.00%         2.00%        .250%
equal to 3.0 to 1
==============================  =============================================================================


    Changes in the Applicable Margin resulting from changes in the Consolidated
                              Leverage Ratio shall

    become effective on the Fifth Amendment Effective Date and shall remain in effect until the next change to be effected pursuant to this paragraph. The
  Consolidated Leverage Ratio immediately in effect is deemed to be greater than
  7.5 to 1.0. Satisfactory financial statements must be delivered to the Lenders pursuant to Section 6.1 not later than the 40th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 7.5 to 1.0. In addition, at all times while an Event of Default or Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 7.5 to 1.0.  Each determination of the
    Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.

                           ACKNOWLEDGMENT AND CONSENT


     Each of the undersigned hereby consents to the foregoing Amendment and Waiver and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Amendment and Waiver:


                                   RBPI  HOLDING  CORPORATION


                                   By: /s/ William K. Snyder
                                   Title: V.P.


                                   RELIANT  BUILDING  PRODUCTS,  INC.


                                   By: /s/ William K. Snyder
                                   Title: CFO & Sr. V.P.


                                   RBP  OF  ARIZONA,  INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   RBP CUSTOM GLASS, INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   RBP OF TEXAS, INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   RBP TRANS, INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   LEVAN  BUILDIERS  SUPPLY,  INCORPORATED



                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   TIMBER  TECH,  INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   CFA  HOLDING  COMPANY


                                   By: /s/ William K. Snyder
                                   Title: V.P.


                                   CARE  FREE  ALUMINUM  PRODUCTS,  INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.


                                   ULTRA  BUILDING  SYSTEMS,  INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.


                                   ALPINE  INDUSTRIES,  INC.



                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   KEYSTONE,  INC.


                                   By:
                                   Title:


